Income Taxes (Unaudited)	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Variations in the relative proportions of jurisdictional income result in fluctuations to FCX's consolidated effective income tax rate. FCX’s consolidated effective income tax rate was (2) percent for first-quarter 2016 and 23 percent for first-quarter 2015. Geographic sources of FCX's (provision for) benefit from income taxes follow (in millions):

	Three Months Ended
	March 31,
	2016	2015
U.S. operations	$11	$835
International operations	(88)	(121)
Total	$(77)	$714

As a result of the impairment to U.S. oil and gas properties, FCX recorded tax charges of $1.4 billion in first-quarter 2016 and $458 million in first-quarter 2015 to establish a valuation allowance primarily against U.S. federal and state deferred tax assets that will not generate a future benefit. Excluding these charges, FCX's consolidated effective income tax rate was 34 percent in first-quarter 2016 and 37 percent in first-quarter 2015.

Applicable accounting standards provide that FCX estimate an annual effective tax rate and apply that rate to each year-to-date interim period. However, because FCX’s estimated effective income tax rate for 2016 is highly variable (i.e., minor changes in FCX’s estimated annual (loss) income would have a significant effect on the consolidated annual effective income tax rate), the actual effective income tax rate for the year-to-date reporting period represents a better estimate of the consolidated annual effective income tax rate. Accordingly, for the three months ended March 31, 2016, the actual consolidated effective tax income rate was used to determine FCX’s income tax provision.